Exhibit 99.1
SolarWinds Announces Cash Dividend
Austin, Texas, July 30, 2021 – SolarWinds Corporation (NYSE: SWI), a leading provider of simple, powerful, and secure IT management software, announced today a one-time cash dividend of $1.50 per common share, payable on August 24, 2021, to stockholders of record at the close of business on August 9, 2021. The per share cash dividend amount noted above reflects the company’s reverse stock split that will become effective at 5:00 p.m. ET on Friday, July 30. On a pre-split basis, the one-time cash dividend would be approximately $0.75 per common share. The one-time cash dividend will be funded primarily from the net proceeds distributed to SolarWinds from N-able, Inc. in connection with the previously announced separation and distribution of N-able on July 19, 2021.

Forward-Looking Statements
This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the cash dividend. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the Cyber Incident, including with respect to (1) the discovery of new or different information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to SolarWinds’ environments and its related activities during such period, and the related impact on SolarWinds’ systems, products, current or former employees and customers, (2) the possibility that our mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary, or personal information, including information of SolarWinds’ current or former employees and customers, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational and other risks to us related to the Cyber Incident, including risks that the incident or SolarWinds’ response thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our products, severe reputational damage adversely affecting customer, partner and vendor relationships and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters, (6) the possibility that our steps to secure our internal environment, improve our product development environment and ensure the security and integrity of the software that we deliver to our customers may not be successful or sufficient to protect against future threat actors or attacks or be perceived by existing and prospective customers as sufficient to address the harm caused by Cyber Incident, (b) other risks related to cyber security, including that we may experience other security incidents or have vulnerabilities in our systems and services exploited, which may result in compromises or breaches of our and our customers’ systems or, theft or misappropriation of our and our customers’ confidential, proprietary or personal information, as well as exposure to legal and other liabilities, including the related risk of higher customer, employee and partner attrition and the loss of key personnel, as well as negative impacts to our sales, renewals and upgrades; (c) risks related to the recently completed spin-off of our N-able business into a newly created and separately traded public company, including that completing the spin-off could adversely affect SolarWinds’ businesses, results of operations and financial condition or that the spin-off may not achieve some or all of any anticipated benefits with respect to either business; (d) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (e) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of our customers, their end-customers and our prospective customers: (1) reductions in information technology spending or delays in purchasing decisions by our customers, their end-customers and our prospective customers, (2) the inability to sell products to new customers or to sell additional products or upgrades to our existing customers, (3) any decline in our renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new products, product upgrades or pricing model changes by SolarWinds or its competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity, and (7) risks associated with our international operations; (f) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to support our business or expand our operations; (g) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively; (h) risks associated with (h) our status as a controlled company; and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the period ended December 31, 2020 filed on March 1, 2021, the Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021 and the Form 10-Q for the quarter ended June 30, 2021 that SolarWinds anticipates filing on or before August 9, 2021. All information provided in this release is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.

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About SolarWinds
SolarWinds is a leading provider of simple, powerful, and secure IT management software. Our solutions give organizations worldwide—regardless of type, size or complexity—the power to accelerate business transformation in today’s hybrid IT environments. We continuously engage with all types of technology professionals—IT service and operations professionals, DevOps and SecOps professionals, and Database Administrators (DBAs) —to understand the challenges they face maintaining high-performing and highly available IT infrastructures, applications, and environments. The insights we gain from them, in places like our THWACK online community, allow us to address customers’ needs now, and in the future. Our focus on the user and commitment to excellence in end-to-end hybrid IT management has established SolarWinds as a worldwide leader in solutions for observability, IT service management, application performance, and database management.
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CONTACTS:

SolarWinds Contacts:

Investors	Media
Ashley Hook Phone: 512.682.9683 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com